UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2019

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire		03842-1720
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)    On January 3, 2019, Mark H. Collin, Senior Vice President, Chief Financial Officer and Treasurer of Unitil Corporation (the “Company”), provided notice that he will retire and, in connection with his retirement, resign from the Company and each of its subsidiaries effective as of May 1, 2019. Mr. Collin also provided notice that he will formally step down as Chief Financial Officer and Treasurer of the Company on March 1, 2019, and will work with his successor to assure a smooth transition period prior to his retirement.

(c)    As part of the Company’s leadership succession plan, Christine L. Vaughan has been selected to succeed Mr. Collin as Senior Vice President, Chief Financial Officer and Treasurer of the Company, effective as of March 1, 2019. The Company expects that its Board of Directors will formally appoint Ms. Vaughan to the position of Senior Vice President, Chief Financial Officer and Treasurer at its meeting in late January 2019. In accordance with Article VI of the Company’s by-laws, the term of office of each of the Company’s officers (including Ms. Vaughan) is until the first meeting of the Board of Directors after the next annual meeting of shareholders, and until such officer’s successor shall have been chosen and qualified.

Ms. Vaughan was hired on January 2, 2019, and currently serves as Senior Vice President of Financial and Regulatory Services of the Company’s subsidiary, Unitil Service Corp. Prior to joining the Company, Ms. Vaughan served as Chief Executive Officer of Watrelle, Inc. (a start-up company in the water utility space), Wellesley, Massachusetts, in the latter half of 2018. Prior to that, she served as Vice President, Rates and Regulatory (2012 – early 2018) and Treasurer (2017 – early 2018) for Eversource Energy (a multi-state gas and electric utility headquartered in Hartford, Connecticut and Boston, Massachusetts), where she had been employed since 2004. A native of Montreal, Canada, Ms. Vaughan has a degree in chemical engineering from McGill University, an MBA from the Yale School of Management and is a CFA® charterholder.

Item 7.01	Regulation FD Disclosure

A press release announcing Mr. Collin’s retirement and the selection of Ms. Vaughan to succeed Mr. Collin as Senior Vice President, Chief Financial Officer and Treasurer of the Company effective on March 1, 2019, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit

99.1	Press Release dated January 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Mark H. Collin
Mark H. Collin
Senior Vice President, Chief Financial Officer and Treasurer

Date: January 3, 2019